Acquisition of King's Gaming Promotion Limited	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Acquisition, Integration, Restructuring and Other Related Costs [Text Block]

Note 10—Acquisition of King’s Gaming Promotion Limited

On November 10, 2010, the Company completed the purchase of the profit interest pursuant to  a Profit Interest Purchase Agreement  (“Purchase Agreement”) with Mr. Mok  and Mr. Wong (together, the “Seller”), to acquire the right to 100% of the profit interest derived by King’s Gaming, effective November 1, 2010, from the promotion of the Wenzhou VIP Room at the Venetian Hotel and Casino in Macau for an aggregate amount of (i) up to US$36,000,000, of which US$9,000,000 was paid at the closing, and (ii) 1,500,000 Ordinary Shares of the Company (the “Purchase Price”) issued at the closing. The balance of US$27,000,000 of the Purchase Price will be maintained as working capital at the cage of King’s Gaming   (and shall be the sole property of the Company until paid to the Seller in accordance with the terms of the Purchase Agreement) and shall be paid to the Seller in installments of US$9,000,000 (each, an “Installment Payment”), subject to meeting a minimum Gross Profit (as defined below) requirement equal to US$6,150,000 (the “Minimum Gross Profit Requirement”) for each of the three fiscal years following the closing date commencing with fiscal year 2011, which shall be evidenced by the management prepared financial statements of King’s Gaming approved by the Audit Committee of the Company.  In the event King’s Gaming fails to achieve the Minimum Gross Profit Requirement in any of the three fiscal years following the closing date, the Installment Payment shall be reduced by an amount equal to the product of (x) US$9,000,000 and (y) the quotient obtained by dividing (A) the actual Gross Profit for such year, by (B) the Minimum Gross Profit Requirement.

For purposes of the Purchase Agreement, “Gross Profit” means 1.25% of the rolling chip turnover (which means the amount of nonredeemable chips that the Seller’s network of junket agents purchase from King’s Gaming and the Company’s VIP gaming rooms) attributable to the Seller’s network of junket agents at both King’s Gaming existing VIP gaming room and the Company’s existing and future VIP gaming rooms, after deducting commissions and fees paid to the Seller’s network of junket agents and a fixed management fee of $77,500 per month unless otherwise agreed by the parties. Revenues from VIP gaming rooms not employing a flat percentage of rolling chip turnover may not account for more than 30% of the rolling chip turnover and to the extent that revenues from such VIP gaming rooms account for more than 30% of the rolling chip turnover, such excess amount shall not be deemed Gross Profit for purposes of the Purchase Agreement.

In addition, as more fully set forth below, the Company is required to issue to the Seller (i) up to an aggregate of 1,500,000 (500,000 annually) Ordinary Shares in the event certain Gross Profit targets are achieved for each of the three years following the closing date (the “Earnout Shares”), (ii) up to an aggregate of 700,000 (100,000 annually) Ordinary Shares in the event certain Gross Profit targets are achieved for each of the seven years following the third anniversary of the closing date (the “Incentive Shares”), and (iii) additional Ordinary Shares in the event the Gross Profit targets for each of the ten years following the closing date are exceeded by at least US$1,000,000 (the “Additional Incentive Shares”). For each US$1,000,000 in which the Gross Profit target for such year is exceeded, 10,000 Additional Incentive Shares are required to be issued. The Seller is not entitled to any Additional Incentive Shares on a pro rata basis for multiples of less or greater than US$1,000,000.

The Earnout Shares, Incentive Shares and Additional Incentive Shares shall be released and issued to the Seller as follows:

	Gross Profit Target
		Earnout/Incentive	Additional
Year	For Earnout/Incentive Shares	Shares	Incentive Shares
2011	$6,150,000	500,000	*
2012	$7,380,000	500,000	*
2013	$8,860,000	500,000	*
2014	$9,740,000	100,000	*
2015	$10,720,000	100,000	*
2016	$11,790,000	100,000	*
2017	$12,970,000	100,000	*
2018	$14,260,000	100,000	*
2019	$15,690,000	100,000	*
2020	$17,260,000	100,000	*

*- For each US$1,000,000 in which the Gross Profit target for such year is exceeded, 10,000 Additional Incentive Shares will be issued.  The Seller is not entitled to any Additional Shares on a pro rata basis for multiples of less or greater than US$1,000,000.

For the year ended December 31, 2011, Incentive Shares of 500,000 were earned since King’s Gaming met its 2011 Gross Profit Target, exceeding $6,150,000, and earned 20,000 additional incentive shares by exceeding its Gross Profit Target by over $2,000,000.

King’s Gaming did not meet its 2012 Gross Profit Target and no incentive shares will be issued.

 Additionally, Mr. Mok has agreed to provide a personal guaranty, for so long as he is employed by the Company or King’s Gaming providing for the guaranty of all obligations of King’s Gaming and the Seller pursuant to the Purchase Agreement, including, but not limited to any bad debts the Seller network of junket agents may have incurred or may incur in the future.

As of December 31, 2010, the total estimated purchase price of $75,973,890, consisting of $9 million in cash, 1.5 million Ordinary Shares valued at $10.74 per share for a value of $16,110,000, and estimated contingent consideration of $50,863,890 consisting of contingent cash and Ordinary Shares, was allocated based on valuations performed to determine the fair values of the acquired assets, as follows:

Gaming License Deposit	$12,446
Bad Debt Guarantee	466,116
Non-Compete agreement	792,304
Profit interest agreement	59,694,600
Goodwill	15,008,424

Total Estimated Purchase Price	$75,973,890

In accordance with the FASB ASC Topic 805 on business combinations, a liability of $50,857,564 was recognized for the estimated acquisition fair value of the contingent consideration based on the probability of the achievement of the Gross Profit targets at December 31, 2010. Any change in the fair value of the acquisition-related contingent consideration subsequent to the acquisition date, including changes from events after the acquisition date, such as changes in the Group’s estimate of the gross profit expected to be achieved, will be recognized in earnings in the period that estimated fair value changes. The fair value estimate assumes probability-weighted gross profits are achieved over the earn-out period. Actual achievement of gross profit range for this assumed earn-out period could reduce the liability to zero. A change in the fair value of the acquisition-related contingent consideration could have a material impact on the Group’s statement of operations and financial position in the period of change in estimate.  During the years ended December 31, 2012 and 2011, the Company recognized gains of $14,612,297 and $6,248,361, respectively due to the change in the fair value of the contingent consideration utilizing Level 3 fair value measurements.  Fluctuations in the market value of the Company's ordinary shares and subsequent performance will cause the fair value to increase or decrease and the resulting change will be recognized in earnings.

The following is a reconciliation of the change in fair value of the contingent consideration:

Contingent Consideration as of January 1, 2011	$50,857,564
Change in Fair Value of Contingent Consideration	(6,248,361)
Foreign Currency Translation Adjustment	(58,618)
Contingent Consideration as of December 31, 2011	$44,550,585
Cash Consideration Paid	(9,000,000)
Ordinary Shares Issued	(3,057,600)
Change in Fair Value of Contingent Consideration	(14,612,297)
Foreign Currency Translation Adjustment	119,312
Contingent Consideration Payable as of December 31, 2012	$18,000,000

Management has considered the factors that make up the goodwill recognized in the transaction including the reputation of the VIP gaming room and its location at the Venetian Hotel and Casino on Cotai in Macau. Additional factors include the synergies between the operations of King's Gaming and the operations of Sang Heng, Sang Lung and Bao Li, including the expanded network of junket agents and the ability to offer higher tier gaming patrons the opportunity to play at either a high end luxury Cotai location or a high end luxury downtown Macau location. These factors do not qualify for separate recognition in the overall purchase price allocation.

The following is a summary of the current and long term portions of the estimated contingent consideration expected to be paid for the acquisition of King's Gaming:

Total Contingent
Years Ended December 31,	Consideration

2013*	$9,000,000
2014	9,000,000
Thereafter	-
$18,000,000

*Cash consideration to be paid subsequent to the completion of the December 31, 2012 audit in 2013.

The operations of King’s Gaming have been included in the results of operations of the Company from November 1, 2010 the date for such inclusion per the acquisition agreement dated November 10, 2010. The acquisition has been accounted for using the acquisition method of accounting and accordingly, the aggregate consideration has been allocated based on estimated fair values as of the acquisition date.

Management determined that the acquisition of the operations of King’s from the promotion of the Wenzhou VIP Room at the Venetian Hotel and Casino in Macau would allow the Company to rapidly expand its operations to the Cotai area of Macau and appeal to a wider number of gaming patrons. Prior to the acquisition, the Company's operations were only located in downtown Macau. Additionally, the acquisition of King's brought an additional network of junket agents that may increase revenues at the Company's other VIP gaming rooms.

The following is a summary of revenues, expenses and net income of King’s since the effective acquisition date (November 1, 2010) included in the consolidated results of operations for the Company during the year ended December 31, 2010:

Revenues	$4,641,331
Expenses	3,240,158
Net Income Attributable To King’s	$1,401,173

Transaction costs for the acquisition of King's Gaming charged to operations in 2010 were $241,730.

The following unaudited, pro forma consolidated and combined statements of operations have been prepared assuming that the acquisition of King's occurred on January 1 of each year presented.

	Pro Forma Consolidated	Pro Forma Combined	Pro Forma Combined
	For the Year Ended	For the Year	For the Year
	Ended December 31, 2010	Ended December 31, 2009	Ended December 31, 2008

Revenues	$145,392,594	$73,291,510	$55,684,509
Expenses	106,176,729	59,517,603	39,020,641

Pro Forma Net Income Attributable
To Ordinary Shareholders	$39,215,865	$13,773,907	$16,663,868

Pro Forma Net Income Per Share
Basic	$2.53	$1.16	$1.41
Diluted	$2.08	$1.16	$1.41

Weighted average shares outstanding
Basic	15,488,367	11,850,000	11,850,000
Diluted	18,882,214	11,850,000	11,850,000